FBR Capital Markets Fall Investor Conference November 30, 2010 Exhibit 99.1

Important Disclosures Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "potential," "may increase," "may result," "will result," "may fluctuate," "run rate," "outlook," and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the Company's most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended September 30, 2010 (unaudited). Non-GAAP Financial Measures Core earnings (loss) (pre-tax and after-tax) and core earnings (loss) per share attributable to PHH Corporation as used throughout this presentation are financial measures not in accordance with GAAP. See Non-GAAP Reconciliations in the Appendix of this presentation for a reconciliation of these measures to the most directly comparable GAAP financial measures.

A leading provider of mortgage outsourcing and vehicle fleet management services PHH Overview 7th largest residential mortgage originator for the first nine months of 20101 9/30/2010 YTD originations: $30.6 billion 4th largest retail originator1 8th largest servicer as of 9/30/20101 $159 billion servicing portfolio Contractual relationships with financial institutions and real estate brokers Limited credit risk versus the industry "One stop" provider of fleet management services with a broad range of product offerings and best in class technologies >500,000 vehicles under management in the U.S. and Canada Well-diversified portfolio of leases to Fortune 500 Minimal residual risk 96% of our leases are "open-end" leases 1Source: Inside Mortgage Finance, copyright 2010 as of 9/30/10 YTD Mortgage Origination and Servicing Fleet Management

PHH is a leading outsource provider for mortgage origination and servicing Affiliated with recognizable consumer brands in both Financial Services and Real Estate Brokerage industries to source new originations Does not hold mortgages for investment 7th largest originator overall1 Over 30 financial institution clients utilize PHH's outsourcing capabilities Platform generates high-quality loans Prime originations Avoided high-risk products PHH Mortgage - A Compelling Business Model Origination Servicing Mortgage Servicing Right ("MSR") retained by PHH (Generally) Loan sold into the secondary market Loan Originated Retained MSR Sale of Loan 1Source: Inside Mortgage Finance, copyright 2010 as of 9/30/10 YTD

8th largest servicer with $159 billion portfolio as of 9/30/20101 Short-term prepayment speeds continue to be slower than modeled Mortgage Servicing Enhancing Long-Term Servicing Value Servicing Portfolio ($B) Weighted Average Interest Rate 5.8% 5.3% 5.2% 5.2% 5.1% 1Source: Inside Mortgage Finance, copyright 2010 as of 9/30/10 YTD 2Decline in servicing fees was due to a sale of excess servicing in 2009 bps 2

Nationwide Presence Through Broad Market Footprint Origination Sources1 PHH Competencies Over 30,000 Financial Advisors Over 4,300 Bank Branch Offices Over 500 Relocation Coordinators Over 6,500 Real Estate Offices Over 200,000 Real Estate Agents Over 750 Loan Officers Sales Strategy ? Technology ? Originations, Processing, Underwriting and Closing ? Secondary Markets ? Servicing ? Compliance Management ? 1As of December 31, 2009

Strong Origination Franchise Private Label Multiple Origination Channels Description Real Estate Brokers Primarily contractual relationships to provide integrated private-label mortgage origination & servicing solutions for the customers of financial services companies Access to home purchase transactions via joint venture with Realogy Provides PHH with higher penetration in mortgage purchase market Less volatile than refinance market as a source of originations Wholesale / Correspondent Acquire loans through a network of high quality correspondents, maintaining rigorous underwriting standards Focus on credit unions and small community banks

2010 Performance GAAP Earnings vs. Core Earnings 1 GAAP results reflect volatility in the interest rate environment. Third quarter core earnings more than double first half 2010 core earnings. Strong core earnings driven by initiatives to increase mortgage origination market share, without compromising credit standards. 1See Non-GAAP Financial Measures in Appendix of this presentation. ($M) 1 1

Illustrative Example of Mortgage Banking Profitability Origination Income (Loss) Cost to originate a $200,000 loan $(3,000) Less application fee $ (400) Net origination cost $(2,600) $(2,600) Cash gain when loan is sold $ 1,600 Float income (time in warehouse) $ 11 Total cash $ 1,611 $1,611 Net cost to originate $ (989) Servicing Income (annual income stream of over the life of the loan) Servicing fee of 30 bps X $200,000 $600 NPV of $600 over the life of the loan value created* $2,400 *Capitalized Mortgage Servicing Right Note: Numbers are illustrative only, and may not relate to the actual or predicted economics of PHH's mortgage business for any particular period of time. Retail Origination Example

Servicing Portfolio Hedge Strategy Servicing replenishment has historically exceeded 100% due to greater origination market share vs. servicing market share Retail Origination Franchise (as of 9/30/2010) 1 Source: Inside Mortgage Finance, copyright 2010; PHH internal analysis 1

Fleet Management "One Stop" Provider of Fleet Management Services Industry leader Fully integrated service provider Innovation leader in technology for fleet industry Significant fee income and minimal residual risk Focus on quality corporate lessees Nearly one third of top 200 clients are Fortune 500 companies Approximately 96% of vehicles under open-end leases Low historical levels of charge-offs Excellent customer service Over 100 clients have been with PHH Arval for 20 years or more Fleet provides lower risk, stable cash flow to balance the volatility of Mortgage

Transformation - Achieved estimated annualized run-rate expense benefits of approximately $83 million through 09/30/2010 Increased origination market share to 3% Increased wholesale/correspondent business Increased penetration in private label Improved core operating results Achieved liquidity plan Improved stock performance by approximately 25% Establishing focused and disciplined culture 2010 Update

Well-positioned to deliver after-tax Core ROE of 13% Business model with high barriers to entry Relatively low brick and mortar investment with large market footprint Significant additional market share available through greater penetration of existing channels Focus on building a low cost, flexible and scalable business model Lower regulatory burden, relative to bank competitors 2011 Outlook

Appendix

Note Regarding Non-GAAP Financial Measures Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share attributable to PHH Corporation, and Core revenues, are financial measures that are not in accordance with GAAP. See Non-GAAP Reconciliations at the back of this release for a reconciliation of these measures to the most directly comparable GAAP financial measures. Core Earnings and Core Revenues measure the Company's financial performance excluding certain unrealized changes in value of Mortgage Servicing Rights that are based upon projections of future voluntary and involuntary prepayments. The unrealized changes in value of our Mortgage Servicing rights for voluntary and involuntary prepayments are reflected as market-related and credit related fair value adjustments, respectively. Core Earnings and Core Revenues may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company's underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period. The Company also believes that any meaningful analysis of the Company's financial performance by investors requires an understanding of the factors that drive the underlying operating performance which can be obscured by significant unrealized changes in value of our Mortgage Servicing Rights in a given period that is included in Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation in accordance with GAAP. Use of Core Earnings by Management The unrealized changes in the value of Mortgage Servicing Rights are based upon numerous assumptions, which include estimated changes in future prepayments that may or may not be actually realized in the future. The market-related fair value adjustments are based upon assumptions of future interest rates, the shape of the yield curve, volatility and other factors. The credit-related fair value adjustments are based upon projected levels of delinquencies and foreclosures that are assumed to remain at current period-end levels throughout the life of the asset for purposes of modeling the expected future cash flows of the Mortgage Servicing Rights. Value lost from actual voluntary and involuntary prepayments are recorded when the underlying loans actually prepay or when foreclosure proceedings are complete, and are included in core earnings based on the current value of the Mortgage Servicing Rights. The Company manages the business and has designed certain management incentives based upon the achievement of Core Earnings targets. In addition, the Company believes that it will likely replenish most, if not all, realized value lost from changes in value from actual prepayments through new loan originations and actively manages and monitors economic replenishment rates to measure our ability to continue to do so. Therefore, management does not believe the unrealized change in value of the Mortgage Servicing Rights is representative of the economic change in value of the business as a whole. The presentation of Core Earnings is designed to more closely align the timing of recognizing the actual value lost from prepayments in the Mortgage Servicing Segment with the associated value created through new originations in the Mortgage Production Segment. Limitations on the Use of Core Earnings and Core Revenues Since Core Earnings and Core Revenues measure the Company's financial performance excluding certain unrealized changes in value of Mortgage Servicing Rights, they may not reflect the rate of value lost on subsequent actual payments or prepayments over time. As such, Core Earnings may tend to overstate operating results in a declining interest rate environment and understate operating results in a rising interest rate environment. Core earnings involves differences from Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP. Core earnings should be considered as supplementary to, and not as a substitute for, Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation or Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company's financial performance. Non-GAAP Financial Measures

Reconciliation of GAAP Net Income (Loss) to Core Earnings (after-tax)